                                                                    EXHIBIT 99.4

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[337,925,000] (approximate)
                              Offered Certificates

                              Terwin Mortgage Trust
                 Asset-Backed Certificates, Series TMTS 2005-6HE

                            [THE WINTER GROUP LOGO]

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
          MASTER SERVICER, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                     TRUSTEE

                               FEBRUARY [10], 2005
--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-6HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                   ACOUSTIC        FLOREZ      UNITED FINANCIAL     AGGREGATE
                                  ----------     ----------    ----------------     ---------
FICO avg                                 617            690              593              640
FICO < 560 %                           22.14           0.00            28.82            15.67
CLTV avg                               79.51          79.73            78.31            79.01
CLTV >80%                              30.71           2.11            39.85            22.18
SS CLTV %                                N/A            N/A              N/A              N/A
Full Doc %                             42.09          16.17            68.13            36.54
Loan Bal avg                      191,117.13     221,844.34        118718.32        181224.28
DTI %                                  40.49          25.96            37.03            37.78
DTI >45%                               25.26           7.70            26.25            20.81
Purch %                                45.76          88.77            14.87            56.18
Cash Out %                             46.01           7.64            82.31            38.31
Fxd %                                   0.00           8.07            14.28             5.68
3 yr ARM >= %                          10.85          29.52            58.63            21.16
WAC avg                                 7.32           7.04             7.43             7.31
1st Lien %                            100.00         100.00           100.00           100.00
MI %                                    0.00           2.15             0.00             0.82
CA %                                   53.91           0.00            35.09            32.79
Invt Prop %                             8.44          20.61             5.13            12.85
IO %                                   19.97          73.89             8.54            32.69
2yr IO%                                 0.00           9.90             2.25             2.48
IO non-Full Doc %                      13.87          64.72             1.84            25.84
Multi-Fam %                             2.39           2.40             3.32             3.33
Prim Occ %                             91.56          61.36            94.13            82.99

ORIGINATOR/ SOURCE               % BAL.  WA LTV   WA CLTV    WA SS CLTV  FICO        WAC        PURCH
-------------------------------  ------  ------  ----------  ----------  -----  --------------  ------
ACOUSTIC HOME LOANS               20.81   79.51       79.51         N/A    617           7.320   45.76
FLOREZ CONSULTING COMPANY, INC.    8.09   79.73       79.73         N/A    690           7.042   88.77
UNITED FINANCIAL MORTGAGE CORP     6.27   78.31       78.31         N/A    593           7.428   14.87
OPTION ONE                         5.75   76.98       76.98         N/A    703           7.537   93.07
SILVER STATE FINANCIAL SERVICES    5.01   79.09       79.09         N/A    691           7.180   92.79
Other                             54.08   76.98       76.98         N/A    677           7.391   71.26
                                 ------  ------  ----------  ----------  -----  --------------  ------
TOTAL:                           100.00   77.92       77.92         N/A    662           7.348   66.17
                                 ======  ======  ==========  ==========  =====  ==============  ======

ORIGINATOR/ SOURCE               INVT PROP %    1ST LIEN    CA    FULL DOC       DTI       IO%    MI %
-------------------------------  -----------  -----------  -----  ----------  ----------  -----  -----
ACOUSTIC HOME LOANS                     8.44       100.00  53.91       42.09       40.49  19.97   0.00
FLOREZ CONSULTING COMPANY, INC.        20.61       100.00   0.00       16.17       25.96  73.89   2.15
UNITED FINANCIAL MORTGAGE CORP          5.13       100.00  35.09       68.13       37.03   8.54   0.00
OPTION ONE                             26.30       100.00   0.00       10.64       41.04  47.07   2.81
SILVER STATE FINANCIAL SERVICES        24.38       100.00   1.30       10.36       37.65  90.81  39.26
Other                                  30.78       100.00  27.39       16.61       37.36  43.82  15.23
                                 -----------  -----------  -----  ----------  ----------  -----  -----
TOTAL:                                 23.12       100.00  28.29       24.45       37.57  41.62  10.54
                                 ===========  ===========  =====  ==========  ==========  =====  =====

DOCUMENTATION                     WALTV  WACLTV  WA SS CLTV    WAFICO     WAC        BAL.       % BAL.
-------------                    ------  ------  ----------  ----------  -----  --------------  ------
Full                              79.35   79.35         N/A         632  7.348   88,484,328.04   24.45
Non-Full                          77.46   77.46         N/A         672  7.348  273,413,833.44   75.55
                                 ------  ------  ----------  ----------  -----  --------------  ------
Total                             77.92   77.92         N/A         662  7.348  361,898,161.48  100.00
                                 ======  ======  ==========  ==========  =====  ==============  ======

DOCUMENTATION                        PURCH %  INVT PROP %   CA%   1ST LIEN %     IO%      DTI %   MI %
-------------                    -----------  -----------  -----  ----------  ----------  -----  -----
Full                                   46.73        20.73  29.80      100.00       27.69  38.26   9.90
Non-Full                               72.46        23.90  27.80      100.00       46.13  37.24  10.74
                                 -----------  -----------  -----  ----------  ----------  -----  -----
Total                                  66.17        23.12  28.29      100.00       41.62  37.57  10.54
                                 ===========  ===========  =====  ==========  ==========  =====  =====

INTEREST ONLY                     WALTV  WACLTV  WA SS CLTV    WAFICO     WAC        BAL.       % BAL.
-------------                    ------  ------  ----------  ----------  -----  --------------  ------
2-yr IO                           76.22   76.22         N/A         691  6.968   11,750,507.00    3.25
Other IO                          78.10   78.10         N/A         687  7.221  138,877,575.09   38.37
Non-IO                            77.90   77.90         N/A         645  7.453  211,270,079.39   58.38
                                 ------  ------  ----------  ----------  -----  --------------  ------
Total                             77.92   77.92         N/A         662  7.348  361,898,161.48  100.00
                                 ======  ======  ==========  ==========  =====  ==============  ======

INTEREST ONLY                        PURCH %  INVT PROP %   CA%   1ST LIEN %  FULL DOC %  DTI %   MI %
-------------                    -----------  -----------  -----  ----------  ----------  -----  -----
2-yr IO                                72.75        31.99  15.85      100.00       24.59  37.31   2.80
Other IO                               77.53        21.98  32.12      100.00       15.56  37.23  13.10
Non-IO                                 58.33        23.38  26.47      100.00       30.28  37.77   9.28
                                 -----------  -----------  -----  ----------  ----------  -----  -----
Total                                  66.17        23.12  28.29      100.00       24.45  37.57  10.54
                                 ===========  ===========  =====  ==========  ==========  =====  =====

FICO            WALTV  WACLTV  WA SS CLTV  WAFICO   WAC        BAL.        % BAL.
--------------  -----  ------  ----------  ------  -----  --------------  ------
0-559           76.61   76.61     N/A       532    8.700   29,062,373.20    8.03
560-599         81.69   81.69     N/A       581    7.438   26,182,516.68    7.23
600-639         77.73   77.73     N/A       623    7.261   64,322,866.16   17.77
640-679         78.09   78.09     N/A       659    7.219   83,011,992.31   22.94
680>=           77.52   77.52     N/A       716    7.190  159,318,413.13   44.02
                -----  ------     ---       ---    -----  --------------  ------
Total           77.92   77.92     N/A       662    7.348  361,898,161.48  100.00
                =====  ======     ===       ===    =====  ==============  ======

FICO            PURCH %  INVT PROP %   CA%   1ST LIEN %  FULL DOC %   IO %  DTI %   MI %
--------------  -------  -----------  -----  ----------  ----------  -----  -----  -----
0-559             9.01       4.38     29.64    100.00      58.90      6.01  41.40   0.00
560-599          36.40       3.85     33.26    100.00      59.88     11.88  39.36   0.00
600-639          57.54      16.18     25.63    100.00      24.97     34.31  36.54   7.79
640-679          71.70      22.38     29.13    100.00      16.53     43.63  37.48  16.05
680>=            82.09      32.90     27.87    100.00      16.26     54.91  36.63  12.43
                ------      -----     -----    ------      -----     -----  -----  -----
Total            66.17      23.12     28.29    100.00      24.45     41.62  37.57  10.54
                ======      =====     =====    ======      =====     =====  =====  =====


LOW BALANCE     WALTV  WACLTV  WA SS CLTV  WAFICO   WAC        BAL.        % BAL.
--------------  -----  ------  ----------  ------  -----  --------------  ------
<80,000         77.14   77.14     N/A       630    7.996   16,145,439.26    4.46
80,000-100,000  75.62   75.62     N/A       653    7.605   12,048,082.80    3.33
100,000>=       78.04   78.04     N/A       664    7.308  333,704,639.42   92.21
                -----  ------     ---       ---    -----  --------------  ------
Total           77.92   77.92     N/A       662    7.348  361,898,161.48  100.00
                =====  ======     ===       ===    =====  ==============  ======

LOW BALANCE     PURCH %  INVT PROP %   CA%   1ST LIEN %  FULL DOC %   IO %  DTI %   MI %
--------------  -------  -----------  -----  ----------  ----------  -----  -----  -----
<80,000          47.72      34.13      3.15    100.00      56.86      8.49  34.06   9.02
80,000-100,000   59.27      40.04      2.96    100.00      40.84     15.29  35.12   9.63
100,000>=        67.31      21.98     30.42    100.00      22.29     44.18  37.86  10.64
                ------      -----     -----    ------      -----     -----  -----  -----
Total            66.17      23.12     28.29    100.00      24.45     41.62  37.57  10.54
                ======      =====     =====    ======      =====     =====  =====  =====

LIEN POSITION   WALTV  WACLTV  WA SS CLTV  WAFICO   WAC        BAL.        % BAL.
--------------  -----  ------  ----------  ------  -----  --------------  ------
1st Lien        77.92   77.92     N/A       662    7.348  361,898,161.48  100.00
2nd Lien
                -----  ------     ---       ---    -----  --------------  ------
Total           77.92   77.92     N/A       662    7.348  361,898,161.48  100.00
                =====  ======     ===       ===    =====  ==============  ======

LIEN POSITION   PURCH %  INVT PROP %   CA%   1ST LIEN %  FULL DOC %   IO %  DTI %   MI %
--------------  -------  -----------  -----  ----------  ----------  -----  -----  -----
1st Lien         66.17      23.12     28.29    100.00      24.45     41.62  37.57  10.54
2nd Lien
                ------      -----     -----    ------      -----     -----  -----  -----
Total            66.17      23.12     28.29    100.00      24.45     41.62  37.57  10.54
                ======      =====     =====    ======      =====     =====  =====  =====